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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) April 29, 1994


                       THE CHASE MANHATTAN CORPORATION

           (Exact name of registrant as specified in its charter)


      Delaware                     1-5945            13-2633613

(State or other jurisdiction       (Commission       (IRS Employer
     of incorporation)             File Number)      Identification No.)


     1 Chase Manhattan Plaza,                 10081
       New York, New York                  (Zip Code)
(Address of principal executive offices)


                               (212) 552-2222

            (Registrant's telephone number, including area code)


                               Not Applicable

        (Former name or former address, if changed since last report)

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Item 5.     Other Events
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            On April 29, 1994, The Chase Manhattan Corporation
      entered into an underwriting agreement covering the issue and sale of 9,100,000 shares of Preferred Stock, Adjustable Rate Series N. Said shares were registered under the Securities Act of 1933 pursuant to The Chase Manhattan Corporation's shelf registration statement (Registration Statement No. 33-51044).

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits
            ---------------------------------------------------------
      (c)   Exhibits.

  (1)(a). Underwriting Agreement, dated April 29, 1994, among The Chase Manhattan Corporation and the Underwriters named therein.

  (4)(e).   Certificate of Designation, Preferences and Rights of
            Preferred Stock, Adjustable Rate Series N, of The Chase Manhattan Corporation.

    (12). Computation of ratios of earnings to fixed charges and preferred stock dividend requirements (consolidated).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE CHASE MANHATTAN CORPORATION
                                           (Registrant)


                                   By /s/ ARJUN K. MATHRANI
                                      Arjun K. Mathrani
                                      Executive Vice President and
                                      Treasurer

May 2, 1994





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                       Index to Exhibits

  (1)(a). Underwriting Agreement, dated April 29, 1994, among The Chase Manhattan Corporation and the Underwriters named therein.

  (4)(e).   Certificate of Designation, Preferences and Rights of
            Preferred Stock, Adjustable Rate Series N, of The Chase Manhattan Corporation.

    (12). Computation of ratios of earnings to fixed charges and preferred stock dividend requirements (consolidated).